UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION RE QUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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FINANCIAL INVESTORS TRUST

(Name of Registrant as Specified in Its Charter)

(Name of Person Filing Proxy Statement, if other than the Registrant)

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FINANCIAL INVESTORS TRUST
THE DISCIPLINED GROWTH INVESTORS FUND

January 2, 2018

Dear Shareholders:

The enclosed Proxy Statement discusses a proposal to be voted upon by the shareholders (the “Shareholders”) of The Disciplined Growth Investors Fund (the “Fund”), a series of Financial Investors Trust (the “Trust”), at a meeting to be held on February 12, 2018. Please review the Proxy Statement and cast your vote on the proposal. After consideration of the proposal, the Board of Trustees of the Fund has unanimously approved the proposal. The Board of Trustees of the Fund recommends that you vote FOR the proposal.

Disciplined Growth Investors, Inc. (“DGI”) serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets. On January 1, 2018, DGI executed a transaction pursuant to which its minority holders plus three additional DGI employees purchased DGI shares from Fred Martin, resulting in Fred Martin’s ownership in DGI being reduced from a majority controlling position to a minority position of less than 25% (the “Transaction”). Following the Transaction, Members of the Fund’s investment team, in the aggregate, continue to own a majority interest in DGI. This Transaction is the next phase of generational planning at DGI, which has been ongoing for the past 15 years. DGI’s vision is to remain 100% employee-owned through multiple generations of ownership.

The completion of the Transaction on January 1, 2018 (the “Closing Date”), resulted in an assignment and termination of the Fund’s prior investment advisory agreement with DGI (the “Prior Agreement”). To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on December 12, 2017, an interim investment advisory agreement (the “Interim Agreement”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). This Interim Agreement went effective on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust and DGI (the “New Agreement”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreement contains the same terms and conditions as the Prior Agreement.

In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved the New Agreement. If approved by shareholders of the Fund, the New Agreement will take effect on the date such approval occurs, and will allow DGI to continue to serve as the adviser to the Fund under terms substantially similar to those of the Prior Agreement.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement. Under the New Agreement, DGI will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect.

The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of DGI who provide services to the Fund are expected to continue to do so.

The Transaction and the proposal are discussed in detail in the enclosed Proxy Statement. Approval of the New Agreement will neither alter the number of shares you own in the Fund nor cause a change to the advisory fee rate payable to DGI.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS A VOTE FOR THE PROPOSAL.

Your vote is important no matter how many shares you own. The proxy documents explain the proposal in detail, and we encourage you to review the proxy documents. Voting your shares early will avoid costly follow-up mail and telephone solicitation. After reviewing the enclosed materials, please complete, sign and date your proxy card(s) and mail it promptly in the enclosed return envelope, or help save time and postage costs by calling the toll-free number and following the instructions. You may also vote via the Internet by logging on to the website indicated on your proxy card and following the instructions that will appear. If you have any questions about the proposal or the voting instructions, you may call AST Fund Solutions, LLC (“AST”), our proxy solicitation firm, at 1-800-967-0271.

Very truly yours,

/s/ Edmund J. Burke

Edmund J. Burke
President of Financial Investors Trust

FINANCIAL INVESTORS TRUST
THE DISCIPLINED GROWTH INVESTORS FUND
NOTICE OF SPECIAL MEETING OF SHAREHOLDERS

To be Held On
February 12, 2018

1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

To the Shareholders:

NOTICE IS HEREBY GIVEN that a special meeting (the “Meeting”) of shareholders (the “Shareholders”) of The Disciplined Growth Investors Fund (the “Fund”) will be held in the offices of the Fund, at 1290 Broadway, Suite 1100, Denver, Colorado, on February 12, 2018 at 10:00 a.m. Mountain time.

As described in further detail in the enclosed Proxy Statement, Disciplined Growth Investors, Inc. (“DGI”) serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On January 1, 2018, DGI executed a transaction pursuant to which its minority holders plus three additional DGI employees purchased DGI shares from Fred Martin, resulting in Fred Martin’s ownership in DGI being reduced from a majority controlling position to a minority position of less than 25% (the “Transaction”). Following the Transaction, Members of the Fund’s investment team, in the aggregate, continue to own a majority interest in DGI. This Transaction is the next phase of generational planning at DGI, which has been ongoing for the past 15 years. DGI’s vision is to remain 100% employee-owned through multiple generations of ownership.

The completion of the Transaction on January 1, 2018 (the “Closing Date”), resulted in an assignment and termination of the Fund’s prior investment advisory agreement with DGI (the “Prior Agreement”). To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on December 12, 2017, an interim investment advisory agreement (the “Interim Agreement”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). This Interim Agreement went effective on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust and DGI (the “New Agreement”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreement contains the same terms and conditions as the Prior Agreement.

In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved the New Agreement. If approved by shareholders of the Fund, the New Agreement will take effect on the date such approval occurs, and will allow DGI to continue to serve as the adviser to the Fund under terms substantially similar to those of the Prior Agreement.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement. Under the New Agreement, DGI will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect.

At the Meeting, Fund shareholders will be asked to act upon the following:

1.	To approve a new Investment Advisory Agreement among Financial Investors Trust (the “Trust”), on behalf of the Fund, and DGI (the “Proposal”).

2.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUND RECOMMENDS THAT YOU VOTE FOR THE PROPOSAL.

Any shareholder who owned shares of the Fund as of the close of business on December 26, 2017 (the “Record Date”) will receive notice of the Meeting and will be entitled to vote at the Meeting. Proxies or voting instructions may be revoked at any time before they are exercised by executing and submitting a revised proxy, by giving written notice of revocation to the Fund or by voting in person at the Meeting.

YOUR VOTE IS IMPORTANT – PLEASE SIGN, DATE AND RETURN YOUR PROXY PROMPTLY.

You are cordially invited to attend the Meeting. If you attend the Meeting, you may vote your shares in person. However, we urge you, whether or not you expect to attend the Meeting in person, to complete, date, sign and return the enclosed proxy card(s) in the enclosed postage-paid envelope or vote by telephone or through the Internet. We ask your cooperation in voting your proxy promptly.

By order of the Board of Trustees of Financial Investors Trust, on behalf of The Disciplined Growth Investors Fund

/s/ Karen S. Gilomen

Karen S. Gilomen
Secretary

January 2, 2018

Important Notice Regarding the Availability of Proxy Materials for the Meeting to be Held on February 12, 2018 or any adjournment or postponement thereof

This Notice and Proxy Statement are available on the internet at www.proxyvote.com. On this website, you will be able to access this Notice, the Proxy Statement, any accompanying materials and any amendments or supplements to the foregoing material that are required to be furnished to Shareholders. To request a copy of this Notice, the Proxy Statement or a Form of Proxy please call 1-800-967-0271. You may also call for information on how to obtain directions to be able to attend the Meeting in person. Copies of the Fund’s annual report have previously been mailed to Shareholders. This Proxy Statement should be read in conjunction with the Fund’s annual report. You may request a copy of the annual report by calling 1-866-759-5679 or by visiting the Fund’s website at www.alpsfunds.com.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q.     What is happening?

A.     Disciplined Growth Investors, Inc. (“DGI”) serves as the investment adviser to the Fund and is responsible for the day-to-day management of the Fund’s assets.

On January 1, 2018, DGI executed a transaction pursuant to which its minority holders plus three additional DGI employees purchased DGI shares from Fred Martin, resulting in Fred Martin’s ownership in DGI being reduced from a majority controlling position to a minority position of less than 25% (the “Transaction”). Following the Transaction, Members of the Fund’s investment team, in the aggregate, continue to own a majority interest in DGI. This Transaction is the next phase of generational planning at DGI, which has been ongoing for the past 15 years. DGI’s vision is to remain 100% employee-owned through multiple generations of ownership.

The completion of the Transaction on January 1, 2018 (the “Closing Date”), resulted in an assignment and termination of the Fund’s prior investment advisory agreement with DGI (the “Prior Agreement”). To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on December 12, 2017, an interim investment advisory agreement (the “Interim Agreement”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). This Interim Agreement went effective on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust and DGI (the “New Agreement”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreement contains the same terms and conditions as the Prior Agreement.

In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved the New Agreement. If approved by shareholders of the Fund, the New Agreement will take effect on the date such approval occurs, and will allow DGI to continue to serve as the adviser to the Fund under terms substantially similar to those of the Prior Agreement.

To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement. Under the New Agreement, DGI will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect.

The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of DGI who provide services to the Fund are expected to continue to do so. However, there can be no assurance that any particular employee of DGI will choose to remain in their current place of employment in the future.

Q.     What proposal am I being asked to vote on?

A.     At the Meeting, you will be asked to act upon the following:

1.     To approve a new Investment Advisory Agreement among Financial Investors Trust (the “Trust”), on behalf of the Fund, and DGI (the “Proposal”).

2.     To transact such other business as may properly come before the Meeting and any adjournments thereof.

Q.     Why are you sending me this information?

A.     You are receiving these proxy materials because you own shares in the Fund and have the right to vote on this very important proposal concerning your investment.

Q.     How will the Transaction or the approval of the New Agreement affect me as a Fund Shareholder?

A.     The Fund’s investment objective and strategies will not change as a result of the completion of the Transaction or the approval of the New Agreement, and you will still own the same shares in the Fund. The terms of the New Agreement are the same as the prior investment advisory agreement (the “Prior Agreement”) that was terminated on the Closing Date in all material respects except for the new commencement date and initial term. The advisory fee rates payable to DGI will remain the same as under the Prior Agreement. If approved by the shareholders, the New Agreement will have an initial one-year term and will be subject to annual renewal thereafter. The DGI portfolio managers who currently manage the Fund are expected to continue to manage the Fund under the New Agreement.

Q.     Will the Fund’s name change?

A.     No. The Fund’s name will not change.

Q.     Has the Board of Trustees approved the New Agreement and how do the Trustees of the Fund recommend that I vote?

A.     The Board of Trustees unanimously approved the New Agreement at a meeting held on December 12, 2017 and recommends that you vote FOR the proposal.

Q.     Who will bear the costs related to this proxy solicitation?

A.     DGI and/or an affiliate thereof have agreed to bear any such costs.

Q.     Who is entitled to vote?

A.     If you owned shares of the Fund as of the close of business on December 26, 2017 (the “Record Date”), you are entitled to vote.

Q.     When and where will the Meeting be held?

A.     The Meeting will be held at the Fund’s offices, at 1290 Broadway, Suite 1100, Denver, Colorado, on February 12, 2018 at 10:00 a.m. Mountain time.

Q.     How do I vote my shares?

A.     For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

By Internet: Access the website address printed on the enclosed proxy card(s); or

In Person: Attend the Meeting as described in the Proxy Statement.

Q.     What vote is required to approve the New Agreement?

A.     Approval of the New Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q.     What will happen if shareholders of the Fund do not approve the New Agreement?

A.     In accordance with Rule 15a-4 under the 1940 Act, and per the terms of the Interim Agreement, if the shareholders of the Fund fail to approve a New Agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternative arrangements with respect to the management of the Fund’s assets.

Q.     What happens if I sign and return my proxy card but do not mark my vote?

A.     Your proxy will be voted in favor of the proposal.

Q.     May I revoke my proxy?

A.     You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing, or by the execution and delivery of a later-dated proxy. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q.     How can I obtain a copy of the Fund’s annual or semi-annual report?

A.     If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call 1-866-759-5679, or write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201. The reports will be furnished free of charge.

Q.     Whom should I call for additional information about this Proxy Statement?

A.     If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call 1-800-967-0271.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

FINANCIAL INVESTORS TRUST
THE DISCIPLINED GROWTH INVESTORS FUND
PROXY STATEMENT

for the Special Meeting of Shareholders
to be held on February 12, 2018

1290 Broadway, Suite 1100
Denver, Colorado 80203
(303) 623-2577

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Trustees of Financial Investors Trust (the “Trust”), on behalf of The Disciplined Growth Investors Fund (the “Fund”), to be used at the special meeting of shareholders (the “Shareholders”) of the Fund to be held in the Fund’s offices at 1290 Broadway, Suite 1100, Denver, Colorado on February 12, 2018 at 10:00 a.m. Mountain time and at any adjournments thereof (such meeting and any adjournments being referred to as the “Meeting”).

Solicitation of Proxies

The solicitation of proxies for use at the Meeting is being made primarily by the Fund via the mailing on or about January 3, 2018 of the Notice of Special Meeting of Shareholders, this Proxy Statement and the accompanying proxy card. Supplementary solicitations may be made by mail, telephone or personal interview (i) by officers and Trustees of the Fund, (ii) by officers, employees and agents of the Fund’s investment adviser, Disciplined Growth Investors, Inc. (“DGI”), and/or its affiliates and (iii) by officers, employees and agents of the Fund’s administrator, ALPS Fund Services, Inc. (“ALPS”), and/or its affiliates. Authorization to execute proxies may be obtained from Shareholders through instructions transmitted by telephone, facsimile, electronic mail or other electronic means.

At the Meeting, Fund shareholders will be asked to act upon the following:

1.    To approve a new Investment Advisory Agreement among Financial Investors Trust, on behalf of the Fund, and DGI (the “Proposal”).

2.     To transact such other business as may properly come before the Meeting and any adjournments thereof.

The Board of Trustees has set the close of business on December 26, 2017 as the record date (the “Record Date”), and only Shareholders of record on the Record Date will be entitled to vote on this proposal at the Meeting. The vote for the Proposal will be at the Fund level, meaning that all Shareholders will vote together. The number of Fund shares issued and outstanding as of the Record Date is 10,291,433.1970.

Additional information regarding outstanding shares and voting your proxy is included at the end of this Proxy Statement in the sections titled “GENERAL INFORMATION” and “VOTING INFORMATION.”

GENERAL OVERVIEW

The Transaction

Disciplined Growth Investors, Inc. (“DGI”) serves as the investment adviser to The Disciplined Growth Investors Fund (the “Fund”) and is responsible for the day-to-day management of the Fund’s assets.

On January 1, 2018, DGI executed a transaction pursuant to which its minority holders plus three additional DGI employees purchased DGI shares from Fred Martin, resulting in Fred Martin’s ownership in DGI being reduced from a majority controlling position to a minority position of less than 25% (the “Transaction”). Following the Transaction, Members of the Fund’s investment team, in the aggregate, continue to own a majority interest in DGI. This Transaction is the next phase of generational planning at DGI, which has been ongoing for the past 15 years. DGI’s vision is to remain 100% employee-owned through multiple generations of ownership.

The completion of the Transaction on January 1, 2018 (the “Closing Date”), resulted in an assignment and termination of the Fund’s prior investment advisory agreement with DGI (the “Prior Agreement”). To avoid disruption of the Fund’s investment program, the Board of Trustees approved at an in-person Board meeting on December 12, 2017, an interim investment advisory agreement (the “Interim Agreement”) for the Fund in accordance with Rule 15a-4 under the Investment Company Act of 1940, as amended (the “1940 Act”). This Interim Agreement went effective on the Closing Date and will remain in effect until the earlier to occur of (i) 150 days from the Closing Date or (ii) the approval by the Fund shareholders of a new investment advisory agreement among the Trust and DGI (the “New Agreement”). Except for the provisions required by Rule 15a-4 under the 1940 Act, the Interim Agreement contains the same terms and conditions as the Prior Agreement.

In anticipation of the completion of the Transaction and these related events, the Board of Trustees of the Fund has reviewed and approved the New Agreement. If approved by shareholders of the Fund, the New Agreement will take effect on the date such approval occurs, and will allow DGI to continue to serve as the adviser to the Fund under terms substantially similar to those of the Prior Agreement.

To provide for continuity in the operation of the Fund, Fund shareholders are being asked to approve the New Agreement. Under the New Agreement, DGI will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect.

Interim Agreement

Under 1940 Act Rule 15a-4, an investment adviser can serve pursuant to an interim advisory agreement for up to 150 days while seeking shareholder approval of a new investment advisory agreement. Rule 15a-4 imposes the following conditions, all of which were met by the Board of Trustees at an in-person meeting with respect to the Interim Agreement:

1.	the compensation under the interim agreement may be no greater than under the previous contract;

2.	the board, including a majority of the independent trustees, must vote in person to approve the interim agreement before the previous contract is terminated;

3.

the board, including a majority of the independent trustees, determines that the scope and quality of services to be provided to the fund under the interim agreement will be at least equivalent to the scope and quality of services provided under the previous contract;

4.

the interim agreement provides that the board or a majority of a fund’s outstanding voting securities may terminate the interim agreement at any time, without the payment of any penalty, on not more than 10 calendar days’ written notice to the adviser;

5.

the interim agreement contains the same provisions as the previous contract with the exception of effective and termination dates, provisions required by Rule 15a-4 and other differences determined to be immaterial by the board;

6.

the interim agreement provides in accordance with the specific provisions of Rule 15a-4 for the establishment of an escrow account in which the advisory fees will be held pending approval of a new contract by shareholders; and

7.	the board satisfies certain fund governance standards under Rule 0-1(a)(7) of the 1940 Act.

The Interim Agreement currently in effect will terminate upon the sooner to occur of (1) the date that is 150 days after the Closing Date, or (2) the approval by the Fund’s shareholders of the New Agreement. Under the Interim Agreement, the fees earned by DGI, if any, during this interim period will be held in an interest-bearing escrow account. Fees that are paid to the escrow account, including interest earned, will be paid to DGI if the Fund’s shareholders approve the New Agreement within 150 days of the date of the Interim Agreement. If shareholders of the Fund do not approve the New Agreement within 150 days of the date of the Interim Agreement, then DGI will be paid, if applicable, out of the escrow account, the lesser of: (1) any costs incurred in performing the Interim Agreement, plus interest earned on the amount while in escrow; or (2) the total amount in the escrow account, plus interest.

New Agreement

To provide for continuity in the operation of the Fund, you are being asked to approve the New Agreement. Under the New Agreement, DGI will continue to provide investment advisory services to the Fund, subject to the oversight of the Board of Trustees, under terms that are similar in all material respects to the Prior Agreement and for the same fees that are currently in effect.

The Fund’s investment objective and investment strategies are not expected to change as a result of the Transaction, and the investment advisory personnel of DGI who provide services to the Fund are expected to continue to do so. However, there can be no assurance that any particular employee of DGI will choose to remain in their current place of employment in the future.

The composition of the Board of Trustees of the Fund will not be changed as a direct result of the New Agreement, and the Board of Trustees will continue to make decisions regarding the independent accountants, custodian, administrator, distributor and transfer agent of the Fund. DGI is not proposing any changes to these existing service providers at this time.

PROPOSAL: APPROVAL OF THE NEW INVESTMENT ADVISORY AGREEMENT

Shareholders of the Fund are being asked to approve a new Investment Advisory Agreement among the Trust, on behalf of the Fund, and DGI. Approval of the New Agreement is being sought so that the operation of the Fund can continue without interruption.

Board Approval and Recommendation

On December 12, 2017, the Board of Trustees of the Fund, including a majority of the Independent Trustees: (i) unanimously approved the Interim Agreement, (ii) unanimously approved the New Agreement, and (iii) unanimously recommended that Shareholders of the Fund approve the New Agreement. A summary of the Board’s considerations is provided below in the section titled “EVALUATION BY THE BOARD.”

Description and Comparison of Prior and New Agreements

The form of the New Agreement is set forth in Exhibit A to this Proxy Statement. The description of terms in this section and the summaries in Exhibit B are qualified in their entirety by reference to Exhibit A. Exhibit B to this Proxy Statement shows:

●	the date of the Prior Agreement;

●	the date on which the Prior Agreement was last approved by the Board;

●

the advisory fee rate under the Prior Agreement and purpose of any other payments by the Fund to DGI, or any of its affiliated persons or affiliated person of such person, during the fiscal year ended April 30, 2017; and;

●	whether DGI has waived, reduced or otherwise agreed to reduce its compensation with respect to the Fund under any applicable contract.

Except as described below, the New Agreement will be similar in all material respects to the Prior Agreement.

Services Provided

Under the terms of the Prior Agreement, DGI was responsible for the creation of an investment program for the Fund in accordance with the Fund’s investment objectives, policies and restrictions as stated in the Fund’s prospectus and statement of additional information, as currently in effect or as supplemented from time to time. DGI was also responsible for the overall management and administration of the Fund’s business affairs.

DGI’s responsibilities and obligations under the New Agreement will be substantively identical to those under the Prior Agreement.

Compensation

Under the terms of the Prior Agreement, DGI was entitled to receive from the Fund an annual management fee, accrued daily at the rate of 1/365th of the applicable fee rate and payable monthly as soon as practicable after the last day of each month in the amount of seventy-eight (78) basis points of the Fund’s daily net assets during the month. Under this fee arrangement, known as a “unitary” fee, DGI pays substantially all expenses of the Fund, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business.

The advisory fee rate payable to DGI under the New Agreement will be identical to the fee rate payable under the Prior Agreement, and will have the same “unitary” fee terms.

Liability of DGI, Board or Shareholders

Under the terms of the Prior Agreement, DGI was not liable for any error of judgment or for any loss suffered by the Fund in connection with performance of its obligations under the Prior Agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act), or a loss resulting from willful misfeasance, bad faith or gross negligence on the DGI’s part in the performance of its duties or from a loss resulting from a breach of fiduciary duty by DGI with respect to receipt of compensation for services, except as may otherwise be provided under provisions of applicable state law which cannot be waived or modified hereby.

The New Agreement will provide for limitations of liability substantively identical to those described above.

Term and Termination

The Prior Agreement provided for an initial term of two (2) years, with annual renewal thereafter only if such continuance is specifically approved at least annually in conformance with the Investment Company Act of 1940, as amended. The Prior Agreement could, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Trustees, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by DGI. The Prior Agreement also terminated automatically in the event of its assignment.

The New Agreement will have a term substantively identical to the Prior Agreement; provided, however, that the New Agreement shall have an initial term of one (1) year, with annual renewal thereafter subject to approval. The commencement date of the New Agreement is expected to be the Closing Date.

Required Quorum and Vote

The presence in person or by proxy of one-third of the Trust’s shares that are entitled to vote constitutes a quorum (which will allow for the transaction of business at the Meeting).

Assuming a quorum is present, approval of the New Agreement separately requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the 1940 Act, means the affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares. The vote for the Proposal will be at the Fund level, meaning that all Shareholders will vote together.

Effect if the Proposal is Not Approved

In accordance with Rule 15a-4 under the 1940 Act, and per the terms of the Interim Agreement, if the shareholders of the Fund fail to approve a New Agreement within 150 days after the effective date of the Interim Agreement, the Interim Agreement will terminate and the Board will have to consider alternative arrangements with respect to the management of the Fund’s assets.

THE BOARD OF TRUSTEES RECOMMENDS THAT SHAREHOLDERS OF THE FUND VOTE “FOR” THE PROPOSAL.

EVALUATION BY THE BOARD

Summary of Board Meeting and Considerations

The Board of Trustees met in person on December 12, 2017 to evaluate, among other things, the Transaction, DGI, and to determine whether approving the New Agreement was in the best interests of the Fund’s Shareholders. At this meeting and throughout the consideration process, the Board, including a majority of the Independent Trustees, was advised by its independent legal counsel.

In their consideration of the New Agreement, the Board and its counsel reviewed materials furnished by ALPS Fund Services, Inc. and DGI, communicated with senior representatives of DGI regarding its personnel, operations and financial condition. The Board also reviewed the terms of the Transaction and the New Agreement, and considered their possible effects on the Fund and its Shareholders.

During this meeting, the representatives of DGI indicated their belief that the Transaction would not adversely affect (i) the continued operation of the Fund; or (ii) the capability of DGI to continue to provide the same level of advisory services to the Fund. Those representatives indicated that they believed that the Transaction may provide certain benefits to the Fund, but also indicated that there could be no assurance as to any particular benefits that may result.

In connection with the Board’s recommendation that Shareholders approve the New Agreement, the Trustees considered, among others, the following factors, but without identifying any single factor as all-important or controlling:

(i) the assurances from DGI that the way the Fund’s assets are managed will not change in any material manner, that the personnel who currently manage the Fund’s assets will continue to do so after the Transaction, and that there is not expected to be any diminution in the nature, quality and extent of services provided to the Fund;

(ii) the fact that the material terms of the New Agreement, including the fees payable by the Fund, are substantively identical to the material terms of the Prior Agreement;

(iii) the history, reputation, qualifications and background of DGI and its key personnel;

(iv) the fact that Fund Shareholders will not bear any costs relating to the Transaction, insofar as DGI and its affiliates thereof have agreed to pay such expenses, including proxy solicitation expenses;

(v) information provided by representatives of DGI regarding the anticipated impact of the Transaction; and

(vi) other factors described in greater detail below.

Board Consideration of the New Agreement

The 1940 Act requires that the Board of Trustees of the Fund review the Fund’s advisory contracts and consider whether to approve them or to recommend that shareholders approve them.

In anticipation of the Board’s meeting on December 12, 2017 and as part of the process to consider the New Agreement, legal counsel to the Independent Trustees requested certain information from DGI. In response to these requests, the Independent Trustees received reports from DGI that addressed specific factors to be considered by the Board. The Board also received from counsel a memorandum regarding the Board’s responsibilities pertaining to the approval of advisory contracts in general, as well as a memorandum regarding the Board’s responsibilities pertaining to considerations with respect to the New Agreement arising from the change of control of DGI.

At the December 12, 2017 meeting, the Trustees met in person and discussed with DGI its general plans and intentions regarding the Fund. The Board also inquired about the plans for, and anticipated roles and responsibilities of, the employees and officers of DGI in connection with the Transaction, including the anticipated senior management structure. The Independent Trustees met to consider DGI’s recommendations as to the approval of the New Agreement. Based on its evaluation, the Board unanimously concluded that the terms of the New Agreement were reasonable and fair and that its approval was in the best interests of the Fund and its Shareholders.

In voting to approve the New Agreement, the Board did not identify any single factor as all-important or controlling. The following summary does not identify all the matters considered by the Board, but provides a summary of the principal matters it considered.

Nature, Extent, and Quality of the Services: The Trustees received and considered information regarding the nature, extent, and quality of services to be provided to the Fund under the New Agreement, including potential changes as a result of the Transaction. The Trustees reviewed certain background materials supplied by DGI in its presentation, including its Form ADV. The Trustees reviewed and considered DGI’s investment advisory personnel, its history as an asset manager, and its performance and the amount of assets currently under management by DGI and its affiliated entities. The Trustees also reviewed the research and decision-making processes utilized by DGI, including the methods adopted to seek to achieve compliance with the investment objectives, policies, and restrictions of the Fund.

The Trustees considered the background and experience of DGI’s management in connection with the Fund, including reviewing the qualifications, backgrounds, and responsibilities of the management team primarily responsible for the day-to-day portfolio management of the Fund and the extent of the resources devoted to research and analysis of actual and potential investments.

The Trustees also reviewed, among other things, DGI’s insider trading policies and procedures and its Code of Ethics.

Investment Advisory Fee Rate: The Trustees reviewed and considered the contractual annual advisory fee paid by the Trust, on behalf of the Fund, to DGI, of 0.78% of the Fund’s daily net assets, in light of the extent and quality of the advisory services provided by DGI to the Fund. The Trustees noted that the advisory fee is a “unitary” fee whereby DGI pays substantially all expenses of the Fund from the advisory fee, including the cost of transfer agency, custody, fund administration, bookkeeping and pricing services, legal, audit and other services, except for interest expenses, brokerage expenses, taxes and extraordinary expenses not incurred in the ordinary course of the Fund’s business. The Board received and considered information including a comparison of the Fund’s contractual advisory fee rate with those of funds in the expense group and universe of funds provided by an independent provider of investment company data (the “Data Provider”). The Trustees noted that the Fund’s contractual advisory fee rate was above the Data Provider peer group median, at least in part because of the additional scope of services under the unitary fee arrangement.

Total Expense Ratio: The Trustees noted that the total expense ratio was attributable entirely to the unitary fee payable to DGI. The Trustees further reviewed and considered that the Fund’s total expense ratio of 0.78% was below the Data Provider peer group median.

Performance: The Trustees reviewed performance information for the Fund for the 3-month, 1-year, 3-year, 5-year, and since inception periods ended September 30, 2017. That review included a comparison of the Fund’s performance to the performance of the group of comparable funds selected by the Data Provider. The Trustees noted that the performance of the Fund was below the Data Provider universe for the 3-month period and 1-year period, but top quartile for the 5-year period and top decile for the 3-year and since inception periods.

The Trustees also considered DGI’s discussion of its reputation generally and its investment techniques, risk management controls, and decision-making processes.

Comparable Accounts: The Trustees noted certain information provided by DGI regarding fees charged to its other clients utilizing a strategy similar to that employed by the Fund.

Profitability: The Trustees received and considered a retrospective and projected profitability analysis prepared by DGI based on the fees payable under the Investment Advisory Agreement with respect to the Fund. The Trustees considered the profits, if any, anticipated to be realized by DGI in connection with the operation of the Fund. The Board then reviewed DGI’s audited financial statements for the year ended December 31, 2016 in order to analyze the financial condition and stability and profitability of DGI.

Economies of Scale: The Trustees considered whether economies of scale in the provision of services to the Fund will be passed along to the shareholders under the proposed agreements.

Other Benefits to the Adviser: The Trustees reviewed and considered any other incidental benefits derived or to be derived by DGI from its relationship with the Fund, including whether soft dollar arrangements were used.

The Trustees, including all of the Independent Trustees, concluded that:

●	the nature, extent and quality of services rendered by DGI under the New Agreement with respect to the Fund would be adequate;

●	the Fund’s contractual advisory fee rate was above the Data Provider peer group median;

●	the Fund’s total expense ratio was below its Data Provider peer group median;

●

for the period ended September 30, 2017, the performance of the Fund was below the Data Provider universe for the 3-month period and 1-year period, but top quartile for the 5-year period and top decile for the 3-year and since inception periods;

●

bearing in mind the limitations of comparing different types of managed accounts and the different levels of service typically associated with such accounts, the fee structures applicable to DGI’s other clients employing a comparable strategy to the Fund was not indicative of any unreasonableness with respect to the advisory fee payable by the Fund;

●	the profit, if any, realized by DGI in connection with the operation of the Fund is not unreasonable to the Fund; and

●	there were no material economies of scale or other incidental benefits accruing to DGI in connection with its relationship with the Fund.

Based on its evaluation of the considerations, the Board unanimously voted to approve the New Agreement, and to recommend to the Shareholders of the Fund that they approve the New Agreement.

Section 15(f) of the 1940 Act

Section 15(f) of the 1940 Act permits an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of an interest in the investment adviser, provided that two conditions are satisfied.

First, an “unfair burden” may not be imposed on the investment company as a result of the sale of the interest, or any express or implied terms, conditions or understandings applicable to the sale of the interest. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the transaction whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

Second, during the three-year period after the transaction, at least 75% of the members of the investment company’s board of trustees/directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor.

The Board intends for the Transaction to come within the safe harbor provided by Section 15(f) of the 1940 Act. The Board has not been advised by DGI of any circumstances arising from the Transaction that might result in the imposition of an “unfair burden” on the Fund. At the present time, five (5) of six (6) of the Trustees are classified as Independent Trustees and following the Transaction, all five (5) of the Trustees will continue to be classified as such.

INFORMATION ABOUT DISCIPLINED GROWTH INVESTORS, INC.

Disciplined Growth Investors, Inc. (“DGI”) serves as investment adviser for the Fund and is engaged to manage the investments of the Fund in accordance with its prospectus and other offering documents, its investment objective, policies and limitations and investment guidelines established by DGI and the Board. DGI’s principal address is Fifth Street Towers, 150 South Fifth Street, Suite 2550, Minneapolis, MN 55402. As of October 31, 2017, DGI had approximately $5.2 billion in assets under management.

The following individuals are jointly responsible for the day-to-day management of the Fund’s portfolio:

●	Fred Martin, CFA, President and Chief Investment Officer of DGI. Fund manager since inception of the Fund in August 2011. Fred has been with DGI since its inception in 1997.

●	Scott Link, CFA, Portfolio Manager with DGI. Fund manager since inception of the Fund in August 2011. Scott has been with DGI since 1997.

●	Rob Nicoski, CFA, Portfolio Manager with DGI. Fund manager since inception of the Fund in August 2011. Rob has been with DGI since 2003.

Information regarding the principal executive officers and directors of DGI and their principal occupations for the past five years is set forth below:

Name and Address*	Principal Occupation	Position(s) with the Fund (if any)
Fred Martin	President and Chief Investment Officer of DGI. Fund manager since inception of the Fund in August 2011.	President

*	The business address of each person identified here is Fifth Street Towers, 150 South Fifth Street, Suite 2550, Minneapolis MN 55402.

INFORMATION ABOUT OTHER SERVICE PROVIDERS

Administrator, Distributor and Transfer Agent

ALPS Fund Services, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as administrator and transfer agent to the Fund; and ALPS Distributors, Inc., 1290 Broadway, Suite 1100, Denver, Colorado, 80203, serves as distributor of the Fund’s shares.

GENERAL INFORMATION

Ownership of Shares

As of the Record Date, 10,291,433.1970 shares of beneficial interest of the Fund were outstanding.

As of the Record Date, and to the best knowledge of the Trust, no persons were known to own of record more than 5% of any class of the voting securities of the Fund.

As of the Record Date, the Trustees and officers of the Trust, either individually or as a group, owned less than 1% of the outstanding shares of the Fund.

Any person owning more than 25% of the outstanding shares of a Fund may be deemed to control it.

As of the Record Date, no officer or Trustee of the Fund owns securities of, or has any other material direct or indirect interest in, DGI or any person controlling, controlled by or under common control with DGI. As of the Record Date, no Trustee of the Fund has had any material interest, direct or indirect, in any material transaction, proposed or otherwise, since May 1, 2016, to which DGI was a party.

Other Information

During the most recent fiscal year ended April 30, 2017, no commissions were paid by the Fund to a broker affiliated with DGI.

Payment of Solicitation Expenses

DGI and/or an affiliate thereof will pay the expenses of the preparation, printing and mailing of this Proxy Statement and its enclosures and of all solicitations. AST Fund Solution, LLC (“AST”), a proxy solicitation firm, has been engaged to assist in the solicitation of proxies. The aggregate cost of the proxy solicitation is expected to be approximately $25,000.

Delivery of Proxy Statement

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a Fund Shareholder, unless the Fund has received contrary instructions from one or more of the household’s Shareholders. If a Shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to Shareholders sharing an address, please contact AST Fund Solutions at 1-800-967-0271.

Other Business

The Trustees do not intend to bring any matters before the Meeting other than the Proposal described in this Proxy Statement, and the Trustees are not aware of any other matters to be brought before the Meeting by others. Because matters not known at the time of the solicitation may come before the Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, the Trust seeks to avoid the expenses customarily incurred in the preparation of proxy material and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of the Trust hereafter called should send the proposal to the Secretary of the Trust at the Trust’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Reports to Shareholders and Financial Statements

The Annual Report to Shareholders of the Fund (if available), including financial statements of the Fund, have previously been sent to Fund shareholders. Upon request, the Fund’s most recent annual and subsequent semi-annual report (when available) can be obtained at no cost. To request a report for the Fund, please call 1-866-759-5679, write to ALPS Fund Services, Inc., P.O. Box 44386, Denver, Colorado 80201, or visit www.alpsfunds.com.

VOTING INFORMATION

Voting Rights

Only Shareholders of record of the Fund on the Record Date may vote. Shareholders of record on the Record Date are entitled to be present and to vote at the Meeting. Each share or fractional share is entitled to one vote or fraction thereof.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. Any proxy may be revoked at any time prior to its use by written notification received by the Fund’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting in person. Any letter of revocation or later-dated proxy must be received by the Fund prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Meeting in the same manner that proxies voted by mail may be revoked.

For the Proposal, the Fund understands that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a new investment advisory contract. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Proposal. A signed proxy card or other authorization by a beneficial owner of Fund shares that does not specify how the beneficial owner’s shares are to be voted on a proposal may be deemed to be an instruction to vote such shares in favor of the Proposal.

Abstentions and broker non-votes will be counted as present for purposes of determining whether a quorum is present. “Broker non-votes” occur where: (i) shares are held by brokers or nominees, typically in “street name”; (ii) instructions have not been received from the beneficial owners or persons entitled to vote the shares; and (iii) the broker or nominee does not have discretionary voting power on a particular matter. Abstentions and broker non-votes will be disregarded in determining the “votes cast” on the Proposal, and as a consequence, will have the effect of a vote against the Proposal.

Quorum; Adjournment

For the Fund, one-third of the shares outstanding on the Record Date and entitled to vote, present and in person or represented by proxy, constitutes a quorum for the transaction of business by the Shareholders at the Meeting. The presence of a quorum alone, however, is not sufficient to approve a proposal (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the proposal have not been received or in the discretion of such persons, the Chairman of the meeting or persons named as proxies may propose one or more adjournments of the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of the Proposal will require the affirmative vote of a “majority of the outstanding voting securities” of the Fund as defined in the Investment Company Act. This means the lesser of (1) 67% or more of the shares of the Fund present at the Meeting if more than 50% of the outstanding shares of the Fund are present in person or represented by proxy, or (2) more than 50% of the outstanding shares of the Fund.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST at 1-800-967-0271 (toll-free). Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 6:00 p.m. Eastern time and Saturday, 10:00 a.m. Eastern time to 6:00 p.m. Eastern time.

EXHIBITS TO PROXY STATEMENT

EXHIBIT A:    Form of New Agreement

EXHIBIT B:    Data Regarding Prior and New Agreements

EXHIBIT A

FORM OF NEW AGREEMENT

FINANCIAL INVESTORS TRUST
THE DISCIPLINED GROWTH INVESTORS FUND
INVESTMENT ADVISORY AGREEMENT

This Investment Advisory Agreement (the “Agreement”) is made and entered into as of this ____ day of _____, 2018, by and between Disciplined Growth Investors, Inc., a Minnesota S corporation (the “Adviser”), and Financial Investors Trust, a Delaware statutory trust (the “Trust”), regarding the fund listed in Appendix A (the “Fund”).

WHEREAS, the Trust is registered as an open-end, management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Board of Trustees of the Trust (the “Board”) has approved this Agreement, and the Adviser is willing to furnish certain investment advisory services upon the terms and conditions herein set forth.

NOW, THEREFORE, in consideration of the promises and mutual covenants herein contained, it is agreed between the parties hereto as follows:

1.    Appointment of the Adviser. The Trust desires to employ the Fund’s capital by investing and reinvesting in investments of the kind and in accordance with the limitations specified in its Trust Instrument dated February 24, 1994, as amended, and in the Fund’s Prospectus and the Statement of Additional Information as from time to time in effect (the “Prospectus”), and in the manner and to the extent as may from time to time be approved by the Board. The Trust desires to employ and hereby appoints the Adviser to act as investment adviser to the Fund. The Adviser accepts the appointment and agrees to furnish the services described herein for the compensation set forth below.

2.    Delivery of Fund Documents. The Trust has furnished the Adviser with copies, properly certified or authenticated, of each of the following:

a.	Trust Instrument;

b.	Bylaws;

c.	Resolutions of the Board of Trustees of the Trust selecting Disciplined Growth Investors, Inc. as investment adviser for the Fund and approving the form of this Agreement; and

d.	the Trust’s Form N-1A Registration Statement.

The Trust will furnish the Adviser from time to time with copies, properly certified or authenticated, of all amendments of or supplements to the foregoing, if any.

3.    Services provided by the Adviser. Subject to the supervision and direction of the Board, the Adviser will, either directly or by employing suitable sub-advisers: (a) act in strict conformity with the Trust’s Trust Instrument, the Trust’s Bylaws, the 1940 Act and the Investment Advisers Act of 1940, as amended; (b) manage the Fund and furnish a continual investment program for the Fund in accordance with such Fund’s investment objective and policies as described in the Fund’s Prospectus; (c) make investment decisions for the Fund; (d) provide the Fund with investment research and statistical data, advice and supervision, data processing and clerical services; (e) provide the Trust with access to certain office facilities, which may be the Adviser’s own offices; (f) determine what securities shall be purchased for the Fund, what securities shall be held or sold by the Fund, allocate assets of the Fund to separate sub-accounts of the approved sub-advisers, and determine what portion of the Fund’s assets shall be held uninvested; (g) review asset allocations and investment policies with the Board every quarter; and (h) advise and assist the officers of the Trust in taking such steps as are necessary or appropriate to carry out the decisions of the Board and its committees with respect to the foregoing matters and the conduct of the business of the Fund. In addition, the Adviser will furnish the Trust with whatever statistical information the Trust may reasonably request with respect to the securities that the Fund may hold or contemplate purchasing. The appointment of sub-advisers shall be subject to approval by the Board and, to the extent required by the 1940 Act or any other law or regulation, approval of the shareholders of the Trust. The Adviser shall initially determine and make such modifications to the identity and number of shares of the securities that will be applicable that day to redemption requests received for the Fund as may be necessary as a result of rebalancing adjustments and corporate action events (and may give directions to the Trust’s custodian with respect to such designations).

The Adviser will keep the Trust informed of developments materially affecting the Fund and will, on its own initiative, furnish the Trust from time to time with whatever information the Adviser believes is appropriate for this purpose.

4.    Allocation of Charges and Expenses. The Adviser will make available, without expense to the Trust or the Fund, the services of such of its officers, directors and employees as may be duly elected as officers or trustees of the Trust, subject to the individual consent of such persons to serve and to any limitations imposed by law. The Adviser will pay all expenses incurred in performing its investment advisory services under this Agreement, including compensation of and office space for officers and employees of the Adviser connected with management of the Fund. The Adviser will not be required to pay any investment advisory related expenses of the Fund other than those specifically allocated to it in this paragraph. In particular, but without limiting the generality of the foregoing, the Fund will be required to pay brokerage and other expenses of executing Fund transactions; taxes or governmental fees; interest charges and other costs of borrowing funds; litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Fund’s business.

5.    Compensation of the Adviser. In consideration for the services to be performed under this Agreement, the Adviser shall receive from the Trust an annual management fee, accrued daily at the rate of 1/365th of the applicable advisory fee rate and payable monthly as soon as practicable after the last day of each month in the amount of seventy-eight (78) basis points of the Fund’s daily net assets during the month.

6.    Services to Other Accounts. The Trust understands that the Adviser acts as investment adviser to other managed accounts, and the Trust has no objection to the Adviser so acting, provided that whenever the Fund and one or more other accounts advised by the Adviser are prepared to purchase or sell the same security, available investments or opportunities for sales will be allocated in accordance with the written policies of the Adviser and in a manner believed by the Adviser to be equitable to each entity under the specific circumstances. The Trust recognizes that in some cases this procedure may affect adversely the price paid or received by the Fund or the size of the position purchased or sold by the Fund. In addition, the Trust understands that the persons employed by the Adviser to provide service to the Fund in connection with the performance of the Adviser’s duties under this Agreement will not devote their full time to that service. Moreover, nothing contained in this Agreement will be deemed to limit or restrict the right of the Adviser or any “affiliated person” of the Adviser to engage in and devote time and attention to other businesses or to render services of whatever kind or nature to other persons or entities, including serving as investment adviser to, or employee, officer, director or trustee of, other investment companies.

7.    Brokerage and Avoidance of Conflicts of Interest. In connection with purchases or sales of Fund securities for the account of the Fund, neither the Adviser nor any of its directors, officers or employees will act as a principal or agent or receive any commission with respect to such purchases or sales. The Adviser or its agents shall arrange for the placing of all orders for the purchase and sale of Fund securities for the Fund’s account with brokers or dealers selected by the Adviser. In the selection of such brokers or dealers and the placing of such orders, the Adviser will use its best efforts to seek for the Fund the most favorable execution and net price available and will consider all factors the Adviser deems relevant in making such decisions including, but not limited to, price (including any applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm involved and the firm’s risk in positioning a block of securities.

The parties agree that it is in the interests of the Fund that the Adviser have access to supplemental investment and market research and security and economic analyses provided by brokers who may execute brokerage transactions at a higher cost to such Fund than may result when brokerage is allocated to other brokers on the basis of the best price and execution. The Adviser is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Board from time to time. In selecting brokers or dealers to execute a particular transaction and in evaluating the best price and execution available, the Adviser may consider the brokerage and research services (as such terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided to the Fund and/or other accounts over which the Adviser exercises investment discretion.

8.    Standard of Care; Limitation of Liability. The Adviser will exercise its best judgment and always act in good faith in rendering the services described herein. The Adviser shall not be liable for any error of judgment or mistake of law or for any loss suffered by the Trust or the Fund in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by the Adviser of its obligations and duties under this Agreement, or a loss resulting from a breach of fiduciary duty with respect to receipt of compensation for services (in which case any award of damages shall be limited to the period and amount set forth in Section 36(b)(3) of the 1940 Act).

9.    Voting. The Adviser will take any action and provide any advice with respect to the voting of securities held by the Fund in accordance with the Fund’s Proxy Voting Policies and Procedures, as amended and revised from time to time.

10.    Duration and Termination of this Agreement. This Agreement shall remain in force for an initial term of one (1) year and from year to year thereafter, but only so long as such continuance is specifically approved at least annually by the vote of a majority of the members of the Board who are not interested persons of the Adviser, cast in person at a meeting called for the purpose of voting on such approval and by a vote of the Board or of a majority of the outstanding voting securities of the Trust. The requirement that continuance of this Agreement be specifically approved at least annually shall be construed in a manner consistent with the 1940 Act and the rules and regulations thereunder. This Agreement may, on sixty (60) days’ written notice, be terminated at any time without the payment of any penalty, by the Board, or by vote of a majority of the outstanding voting securities of the Fund, individually, or by the Adviser. This Agreement shall automatically terminate in the event of its assignment. In interpreting the provisions of this Agreement, the definitions contained in Section 2(a) of the 1940 Act (particularly the definitions of “interested person,” “assignment” and “majority of the outstanding voting securities”), as from time to time amended, shall be applied, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission by any rule, regulation or order.

11.    Amendment of this Agreement. A provision of this Agreement may be amended, changed, waived, discharged or terminated only by an instrument in writing signed by the party against whom enforcement of the amendment, change, waiver, discharge or termination is sought. An amendment to this Agreement shall not be effective until approved by the Board, including a majority of the directors who are not interested persons of the Adviser or of the Trust. To the extent legal counsel to the Trust concludes that shareholder approval of a particular amendment to this Agreement is required under the 1940 Act, such amendment will not be effective until the required shareholder approval has been obtained.

12.    Notice. Any notice, advice or report to be given pursuant to this Agreement shall be delivered or mailed:

To the Adviser at:

Disciplined Growth Investors, Inc.
Fifth Street Towers
150 South Fifth Street, Suite 2550
Minneapolis, MN 55402
Attn: Rick Martin, CFA, CAIA

To the Trust or the Fund at:

Financial Investors Trust
1290 Broadway, Suite 1100
Denver, CO 80203
Attn: Secretary

13.    Governing Law. This Agreement constitutes the entire agreement of the parties, shall be binding upon and shall inure to the benefit of the parties hereto and shall be governed by Colorado law in a manner not in conflict with the provisions of the 1940 Act.

14.    Miscellaneous. Neither the holders of shares of the Fund nor the officers or trustees of the Trust in their capacities as such shall be personally liable hereunder. The captions in this Agreement are included for convenience of reference only and in no way define or limit any of the provisions hereof or otherwise affect their construction or effect. If any provision of this Agreement shall be held or made invalid by a court decision, statute, rule or otherwise, the remainder of this Agreement shall not be affected thereby.

15.    Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

DISCIPLINED GROWTH INVESTORS, INC.	FINANCIAL INVESTORS TRUST, on behalf of its series, The Disciplined Growth Investors Fund

By:	By:
Name:	Name:
Title:	Title:

Appendix A

The Disciplined Growth Investors Fund

EXHIBIT B

DATA REGARDING PRIOR AND NEW AGREEMENTS

A.    Dates of Prior Agreement

	Agreement	Last approved by Board on	Last approved by Shareholders on
Prior Agreement	Investment Advisory Agreement among Financial Investors Trust (on behalf of The Disciplined Growth Investors Fund) and Disciplined Growth Investors, Inc., dated July 13, 2011.	June 7, 2017	October 14, 2011

B.    Advisory Fee Rates Under Prior and New Agreements for the Fund.

Fund	Prior Agreement	New Agreement
The Disciplined Growth Investors Fund	seventy-eight (78) basis points of the Fund’s daily net assets during the month accrued daily at the rate of 1/365th of the applicable advisory fee rate	seventy-eight (78) basis points of the Fund’s daily net assets during the month accrued daily at the rate of 1/365th of the applicable advisory fee rate

C.    Payments to DGI During the Fiscal Year Ending April 30, 2017.

Aggregate Advisory Fees Paid by the Fund to DGI for FYE 4/30/2017	Aggregate Other Payments by the Fund to DGI for FYE 4/30/2017	Aggregate Other Payments by the Fund to Affiliates of DGI or Affiliates of Such Affiliates for FYE 4/30/2017
$1,086,455	$0	$0

D.    Whether DGI Has Waived, Reduced or Otherwise Agreed to Reduce its Compensation with respect to the Fund.

The Disciplined Growth Investors Fund	DGI has not waived, reduced or otherwise agreed to reduce its compensation with respect to the Fund.

B-1

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PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **www.proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free (800) 967-0271 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER **12345678910**

THE DISCIPLINED GROWTH INVESTORS FUND

A SERIES OF FINANCIAL INVESTORS TRUST

The undersigned, revoking previous proxies, if any, hereby appoints Karen S. Gilomen, Sareena Khwaja-Dixon, Jennifer Craig and Sharon Akselrod, each the attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of The Disciplined Growth Investors Fund (the "Fund") to be held at the Fund's offices, at 1290 Broadway, Suite 1100, Denver, Colorado, on February 12, 2018 at 10:00 a.m. Mountain time and at any and all adjournments thereof.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE COMPANY AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN-PERSON AND VOTING AT THE MEETING.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on February 12, 2018. The proxy statement for this meeting is available at:

https://www.proxyonline.com/docs/DGIFUND2018.pdf

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 967-0271**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

PROXY CARD

THE DISCIPLINED GROWTH INVESTORS FUND

YOUR SIGNATURE IS REQUIRED FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Trustees. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

____
SIGNATURE (AND TITLE IF APPLICABLE) DATE

____
SIGNATURE (IF HELD JOINTLY) DATE

This proxy is solicited on behalf of the Fund's Board of Trustees and the Proposal is recommended for approval by shareholders. When properly executed, this proxy will be voted as indicated or "FOR" the proposal if no choice is indicated. The proxy will be voted in accordance with the proxy holders' best judgment as to any other matters that may arise at the Special Meeting.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

THANK YOU FOR YOUR CONSIDERATION AND VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]